[photo--highways]

                                                   Annual Report August 31, 2001
Oppenheimer
New York Municipal Fund

                                                  [logo] OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS

Fund Objective

Oppenheimer New York Municipal Fund seeks the maximum current income exempt from Federal, New York State and New York City income taxes for individual investors consistent with preservation of capital.

    Contents

 1  Letter to
    Shareholders

 3  An Interview
    with Your Fund's
    Managers

 7  Fund Performance

12  Financial
    Statements

33  Independent
    Auditors' Report

34  Federal
    Income Tax
    Information

35  Officers and
    Trustees

Average Annual Total Returns*

          For the 1-Year Period
          Ended 9/30/01

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   9.77%        4.56%
---------------------------------
Class B   8.94         3.94
---------------------------------
Class C   9.03         8.03

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 10 for further details.

LETTER TO SHAREHOLDERS

[photo]
John V. Murphy
Chairman, President and
Chief Executive Officer
OppenheimerFunds, Inc.

Dear Shareholder,

We are all learning to live and cope in an incredible and unprecedented period in our nation's history. At OppenheimerFunds, we know and understand that these are difficult times. Yet out of the September 11 tragedy, I believe a new resolve, determination and strength was born and has emerged in all of us. I would like to thank everyone who wrote to me. Your letters were a source of inspiration for all of us at OppenheimerFunds.
   The road to recovery is ahead of us. As of mid October, the markets started to recoup much of the loss since the September 11 attack. The Federal Reserve cut the overnight rate for the ninth time this year to its lowest level since 1962. And as economists have mentioned, the market has fundamental and underlying strengths. The groundwork is being laid for economic recovery.
   During these trying times for investors, we encourage you to work closely with your financial advisor and to stay focused on your long-term investment goals keeping in mind the benefits of diversification and the importance of a long-term perspective.
   It is also important and reassuring to remember that our portfolio management teams are an experienced group of investment professionals. They are diligently monitoring the events that are shaping the economy and the financial world, while using their proven expertise to manage your fund. Just as your financial advisor employs diversification and asset allocation to determine the appropriate balance of risk and reward for your portfolio, OppenheimerFunds' portfolio managers are guided by similar principles: using broad diversification, keeping a focus on business fundamentals and maintaining a long-term investment perspective.
   As a firm directly affected by the events of September 11, we stand strong, resolute and united with America and we will be forever indebted to those who helped save lives and who continue to serve so heroically in this time of great uncertainty and need.

1 | OPPENHEIMER NEW YORK MUNICIPAL FUND

LETTER TO SHAREHOLDERS

   To express our gratitude, we have established the "World Trade Center Legacy Relief Fund." We pledge to match the first $1 million in donations to this Fund and send all proceeds to qualified, prescreened charities that support victims' families, which initially are the "Twin Towers Fund," the "Lumina Foundation for Education--Families of Freedom Scholarship Fund" and the "Windows of Hope Family Relief Fund." For more information regarding the "World Trade Center Legacy Relief Fund," please go to our website, www.oppenheimerfunds.com, or contact the Legacy Program at 1.877.634.4483.
   At OppenheimerFunds, we thank you for your continued support and confidence. We look forward to showing and sharing with you the strength, expertise and resolve that make OppenheimerFunds The Right Way to Invest.

Sincerely,
/s/John V. Murphy
John V. Murphy
October 19, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

2 | OPPENHEIMER NEW YORK MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

[sidebar]
Portfolio Management
Team
Merrell Hora
and Jerry Webman

Q How would you characterize the results for Oppenheimer New York Municipal Fund for the fiscal year that ended September 30, 2001?
A. Prior to September 11, 2001, the Fund considerably outperformed its peer group, Lipper New York Municipal Debt Fund Index, a fact that we attribute to enhanced risk management and credit analysis implemented in Fall 2000. However, the September 11 terrorist attacks on the World Trade Center and Pentagon negatively impacted the airline-related holdings in the portfolio, diminishing overall performance. In the end, the Fund slightly outperformed the average total return for its peer group, and despite rapidly falling yields, increased its dividend over the 12-month period.

Please explain what happened to the airline-related holdings in the portfolio. As of September 11, 2001, the airline-related holdings represented roughly 5% of total assets, or one-quarter of the 20% of the Fund allocated to high yield bonds. The majority of these bonds are backed by airport gate proceeds or the actual physical plants like the airports themselves, rather than the revenues and passenger volumes of the airlines. After the events of September 11, however, even the most fundamentally sound bonds in this sector were overwhelmed by investors' sudden concern about the future of air travel in the United States.
   We have assessed the entire portfolio and do not expect any defaults in our travel-related holdings. Though they are clearly at distressed levels at this time, we are confident in the overall performance of these high yield bonds.
   Fortunately, the negative impact on these bonds was offset by two factors. First, the portfolio was well diversified across many sectors of what was generally a very strong New York

3 | OPPENHEIMER NEW YORK MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

[callout]
In spite of falling yields throughout most of the fiscal year, the Fund's dividend increased during fiscal 2001.

municipal market. Second, two hedge strategies we had implemented prior to September 11 generated strong, positive results during the final weeks of the period.

Why was the New York market strong for the fiscal year prior to the attacks?
The U.S. economy continued to slow, prompting the Federal Reserve to reduce interest rates by a total of 3.0% since January 2001. Since interest rates and bond prices move in opposite directions, bonds appreciated. This, along with investors' search for alternatives to a slumping stock market, created a strong demand for fixed income securities, including municipal bonds.
   Generally speaking, as rates subsequently continued to fall, yields became so low that many investors no longer found them attractive. The New York market, however, was unique. The large number of high net worth individuals and institutional investors in New York kept demand for tax-exempt investments strong, even as yields fell to very low levels. Coupled with a dwindling supply, the steady demand kept upward pressure on prices in the New York market. In particular, we saw strength in investment-grade bonds with 13- to 19-year maturities.

How did you alter the Fund's portfolio during the one-year period?
Overall, we placed greater emphasis on risk management and on managing the structural aspects of the portfolio: call sensitivity, yield-curve exposure and credit quality.
   Early in the 12-month period, we were able to enhance returns by increasing the call protection in the portfolio. Bonds that cannot be called as interest rates fall guarantee a continued stream of relatively high coupon payments. They also tend to retain more of their value as rates descend. For both of these reasons, purchasing call-protected bonds last Fall 2000 (in anticipation of falling rates) proved to be a positive move for the Fund.

4 | OPPENHEIMER NEW YORK MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

   Around the midpoint of the Fund's fiscal year, however, call-protected issues became increasingly scarce, and high quality bonds, call-protected or not, were hard to come by. Like us, many investors simply chose to hold on to existing high quality bonds with higher coupons. In addition, new issuance of bonds in New York, which might have increased the supply, was delayed because the state legislature had not finalized its fiscal year 2002 budget. Faced with this situation, we shifted our focus to the most opportune portion of the yield curve, longer term issues, where yields had not come down as dramatically. We also increased our efforts to find high yield bonds that, in our view, could provide strong income and maintain their value in a weakening economy.
   With yields on high quality issues at such low levels, investors turned to the high yield marketplace in search of more income, even though default rates in that sector were high and rising. This increased demand kept prices relatively high throughout most of the period.

What do you foresee for the New York municipal markets and the Fund?
The terrorist attacks on September 11, 2001, are likely to impact the bond markets for several months to come. For one, they have already exacerbated the weakness in the U.S. economy that was evident even before the attack, so we expect to see negative growth in gross domestic product through the rest of 2001. This economic uncertainty, combined with additional Fed-generated reductions in short-term interest rates, has already steepened the slope of the yield curve. Yet the uncertainty is not all bad news. It also has spurred investors to a "flight to quality," increasing the demand for (and thus pushing up prices of) securities that are believed to provide the greatest safety. This benefited the Fund, which was 80% invested in high quality, insured bonds as of September 30, 2001.

Average Annual
Total Returns

For the Periods Ended 9/30/01(1)

Class A
1-Year  5-Year 10-Year
------------------------
4.56%   4.75%  5.83%

Class B        Since
1-Year  5-Year Inception
------------------------
3.94%   4.65%  4.76%

Class C        Since
1-Year  5-Year Inception
------------------------
8.03%   4.98%  5.20%

------------------------

Standardized Yields(2)

For the 30 Days Ended 9/30/01
------------------------
Class A            4.45%
------------------------
Class B            3.89
------------------------
Class C            3.89

1. See Notes on page 10 for further details.
2. Standardized yield is based on net investment income for the 30-day period ended September 30, 2001. Falling share prices will tend to artificially raise yields.

5 | OPPENHEIMER NEW YORK MUNICIPAL FUND

   Meanwhile, the Fed is providing the liquidity necessary to allow investors to remain in the markets, and the federal government is considering options to jump-start the stalled economy. Plus, there are currently no signs of higher inflation, so recent events may actually provide the impetus for better performance in certain market sectors. In the meantime, we are optimistic that our continued attention to risk management, including our rigorous credit analysis, will keep the Fund's dividend and total return at competitive levels. It is this ability to stay focused, even during troubling times for our nation, that makes Oppenheimer New York Municipal Fund part of The Right Way to Invest.

Credit Allocation(3)

[pie chart]
AAA             34.9%
AA              26.5
A               13.1
BBB             13.1
BB              12.4

Top Five Industries(4)
-----------------------------------------------------------
Higher Education                                      16.1%
-----------------------------------------------------------
Electric Utilities                                    13.9
-----------------------------------------------------------
General Obligation                                    11.7
-----------------------------------------------------------
Highways                                               8.3
-----------------------------------------------------------
Manufacturing, Non-Durable Goods                       7.1

3. Portfolio is subject to change. Percentages are as of September 30, 2001, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation includes securities rated by national rating organizations as well as unrated securities (currently 13.11% of total investments) which have ratings assigned by the Manager in categories equivalent to those of ratings organizations.
4. Portfolio is subject to change. Percentages are as of September 30, 2001, and are based on total market value of investments.

6 | OPPENHEIMER NEW YORK MUNICIPAL FUND

FUND PERFORMANCE

How has the Fund performed? Below is a discussion, by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended September 30, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.
Management's discussion of performance. During the fiscal year that ended September 30, 2001, Oppenheimer New York Municipal Fund outperformed the New York municipal market and its peer group by a slight margin. The Federal Reserve repeatedly cut interest rates, causing bonds across the maturity spectrum to appreciate. Investment-grade bonds with 13- to 19-year maturities were particularly strong. Looking for an alternative to weak equities markets, investors shifted to bonds, particularly in a New York market populated by high net worth individuals and institutional investors. Strong demand, combined with a short supply of new issues, brought yields on high quality bonds down to the point where there was little room to maneuver. Despite the tight market, the Fund maintained its strong dividend by emphasizing its structural aspects, especially call protection and credit quality. The 20% of the portfolio allocated to high yield performed well during most of the year. However, the terrorist attacks of September 11 negatively impacted the airline-related bonds in the portfolio. This was partially offset by two hedging techniques that delivered positive results during the final weeks of the period.
Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2001. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B shares, performance is measured from inception of the class on March 1, 1993. In the case of Class C shares, performance is measured from inception of the class on August 29, 1995. The Fund's performance reflects the deduction of the 4.75% maximum initial sales charge on Class A shares, and the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
   The Fund's performance is compared to the performance of that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market.
   Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.

7 | OPPENHEIMER NEW YORK MUNICIPAL FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

             Oppenheimer New York Municipal Fund (Class A)    Lehman Brothers Municipal Bond Index
 9/30/91      9525                                            10000
              9970                                            10335
              9901                                            10366
             10405                                            10759
             10642                                            11045
             10896                                            11246
             11309                                            11664
             11691                                            12046
 9/30/93     12172                                            12453
             12317                                            12628
             11565                                            11934
             11558                                            12066
             11506                                            12149
             11248                                            11975
             12129                                            12821
             12385                                            13130
 9/30/95     12599                                            13507
             13211                                            14065
             13057                                            13896
             13114                                            14002
             13435                                            14323
             13759                                            14688
             13730                                            14653
             14241                                            15158
 9/30/97     14611                                            15614
             15015                                            16038
             15178                                            16223
             15384                                            16470
             15821                                            16975
             15877                                            17077
             16029                                            17229
             15740                                            16924
 9/30/99     15457                                            16857
             15185                                            16726
             15629                                            17215
             15763                                            17475
             16197                                            17898
             16902                                            18680
             17295                                            19095
             17454                                            19219
 9/30/01     17624                                            19759

Average Annual Total Returns of Class A Shares of the Fund at 9/30/01(1)
1-Year 4.56%    5-Year 4.75%    10-Year 5.83%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

             Oppenheimer New York Municipal Fund (Class B)    Lehman Brothers Municipal Bond Index
 3/1/93      10000                                            10000
              9933                                             9894
             10311                                            10218
 9/30/93     10709                                            10564
             10823                                            10712
             10135                                            10124
             10110                                            10235
 9/30/94     10052                                            10306
              9810                                            10158
             10549                                            10876
             10760                                            11138
 9/30/95     10925                                            11458
             11426                                            11931
             11272                                            11788
             11300                                            11878
 9/30/96     11555                                            12150
             11811                                            12460
             11765                                            12430
             12180                                            12858
 9/30/97     12472                                            13246
             12793                                            13605
             12918                                            13762
             13068                                            13971
 9/30/98     13413                                            14400
             13434                                            14487
             13553                                            14615
             13308                                            14357
 9/30/99     13069                                            14300
             12839                                            14189
             13214                                            14603
             13327                                            14824
 9/30/00     13694                                            15183
             14290                                            15847
             14623                                            16198
             14757                                            16304
 9/30/01     14901                                            16761

Average Annual Total Returns of Class B Shares of the Fund at 9/30/01(1)
1-Year 3.94%    5-Year 4.65%    Since Inception 4.76%

1. See Notes on page 10 for further details.

8 | OPPENHEIMER NEW YORK MUNICIPAL FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

             Oppenheimer New York Municipal Fund (Class C)    Lehman Brothers Municipal Bond Index
 8/29/95     10000                                            10000
 9/30/95     10126                                            10063
             10657                                            10479
             10503                                            10353
             10527                                            10432
 9/30/96     10763                                            10671
             11001                                            10943
             10958                                            10917
             11344                                            11293
 9/30/97     11617                                            11633
             11916                                            11949
             12022                                            12086
             12171                                            12270
 9/30/98     12484                                            12647
             12503                                            12723
             12590                                            12836
             12348                                            12609
 9/30/99     12102                                            12559
             11866                                            12461
             12189                                            12825
             12271                                            13019
 9/30/00     12585                                            13334
             13108                                            13917
             13387                                            14226
             13494                                            14319
 9/30/01     13618                                            14721

Average Annual Total Returns of Class C Shares of the Fund at 9/30/01(1)
1-Year 8.03%    5-Year 4.98%    Since Inception 5.20%

The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 9/30/91 for Class A, 2/28/93 for Class B and 8/31/95 for Class C.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.

9 | OPPENHEIMER NEW YORK MUNICIPAL FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to fluctuations, and current performance may be more or less than the results shown. For monthly updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares were first publicly offered on 8/16/84. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%, except where noted. The Fund's maximum sales charge for Class A shares was lower prior to 1/31/86, so an individual's account performance may have been higher for that period.

Class B shares of the Fund were first publicly offered on 3/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the since inception return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

10 | OPPENHEIMER NEW YORK MUNICIPAL FUND

Financials



11 | OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  September 30, 2001

                                                              Ratings:
                                                              Moody's/                      Market
                                                             S&P/Fitch     Principal         Value
                                                           (Unaudited)        Amount    See Note 1
==================================================================================================
 Municipal Bonds and Notes--98.9%
--------------------------------------------------------------------------------------------------
 New York--80.5%
 Erie Cnty., NY IDA Life Care Community RB,
 Episcopal Church Home, Series A, 6%, 2/1/28                     NR/NR   $ 6,700,000   $ 5,986,517
--------------------------------------------------------------------------------------------------
 L.I., NY PAU Electric System CAP RB, FSA Insured,
 Zero Coupon, 5.83%, 6/1/19(1)                             Aaa/AAA/AAA     6,000,000     2,453,040
--------------------------------------------------------------------------------------------------
 L.I., NY PAU Electric System CAP RB, FSA Insured,
 Zero Coupon, 5.86%, 6/1/20(1)                             Aaa/AAA/AAA     4,500,000     1,729,980
--------------------------------------------------------------------------------------------------
 L.I., NY PAU Electric System CAP RB, FSA Insured,
 Zero Coupon, 5.88%, 6/1/21(1)                             Aaa/AAA/AAA     5,810,000     2,114,027
--------------------------------------------------------------------------------------------------
 L.I., NY PAU Electric System CAP RB, FSA Insured,
 Zero Coupon, 5.90%, 6/1/22(1,2)                           Aaa/AAA/AAA    10,000,000     3,443,800
--------------------------------------------------------------------------------------------------
 L.I., NY PAU Electric System RB,
 Series A, 5.125%, 9/1/29                                   Baa1/A-/A-     4,395,000     4,255,371
--------------------------------------------------------------------------------------------------
 Monroe Cnty., NY IDA RB, DePaul Community
 Facilities, Series A, 5.875%, 2/1/28                            NR/NR     1,800,000     1,601,028
--------------------------------------------------------------------------------------------------
 Niagara Cnty., NY IDA SWD RRB,
 Series D, 5.55%, 11/15/24                                    Baa1/BBB     1,500,000     1,540,005
--------------------------------------------------------------------------------------------------
 Niagara Falls, NY SDI COP, High School Facilities,
 MBIA-IBC Insured, 5.375%, 6/15/28                         Aaa/AAA/AAA     7,645,000     7,763,880
--------------------------------------------------------------------------------------------------
 NYC GOB, Inverse Floater, 8.448%, 8/1/08(3)                   A2/A/A+     8,250,000     9,033,750
--------------------------------------------------------------------------------------------------
 NYC GOB, Inverse Floater, 9.527%, 8/1/13(3)                Baa1/A-/A+     5,000,000     5,593,750
--------------------------------------------------------------------------------------------------
 NYC GOB, Inverse Floater, 9.527%, 8/1/14(3,4)              Baa1/A-/A+     8,150,000     9,117,812
--------------------------------------------------------------------------------------------------
 NYC GOB, Prerefunded, Series B,
 FSA Insured, 6%, 10/1/07(2)                                   Aaa/AAA     7,500,000     7,876,050
--------------------------------------------------------------------------------------------------
 NYC GOB, Prerefunded, Series D, 7.50%, 2/1/19                Aaa/A/A+     1,295,000     1,338,214
--------------------------------------------------------------------------------------------------
 NYC GOB, Prerefunded, Series F, 8.25%, 11/15/17               Aaa/AAA     7,000,000     7,160,580
--------------------------------------------------------------------------------------------------
 NYC GOB, Series B, 8.25%, 6/1/07                              A2/A/A+     1,750,000     2,135,350
--------------------------------------------------------------------------------------------------
 NYC GOB, Unrefunded Balance,
 Series D, 7.50%, 2/1/19                                       A2/A/A+         5,000         5,157
--------------------------------------------------------------------------------------------------
 NYC GORB, Unrefunded Balance,
 Series F, 7.625%, 2/1/14                                      A2/A/A+         5,000         5,157
--------------------------------------------------------------------------------------------------
 NYC GOUN, Prerefunded, Series C,
 Subseries C-1, 7.50%, 8/1/20                                 Aaa/A/A+         5,000         5,302
--------------------------------------------------------------------------------------------------
 NYC GOUN, Series H, 5%, 3/15/29                               A2/A/A+     4,480,000     4,252,461
--------------------------------------------------------------------------------------------------
 NYC HDC MH RB, Keith Plaza Project,
 6.50%, 2/15/18                                                 Aa2/NR     1,738,634     1,827,966
--------------------------------------------------------------------------------------------------
 NYC HDC MH RB, Seaview Town House Project,
 6.50%, 1/15/18                                                 Aa2/NR     2,641,817     2,777,554
--------------------------------------------------------------------------------------------------
 NYC Health & Hospital Corp. RRB, AMBAC
 Insured, Inverse Floater, 8.64%, 2/15/23(3)               Aaa/AAA/AAA    12,500,000    12,968,750
--------------------------------------------------------------------------------------------------
 NYC IDA Civic Facility RB, Community
 Resources Development, 7.50%, 8/1/26                            NR/NR     3,965,000     4,076,615

12 | OPPENHEIMER NEW YORK MUNICIPAL FUND

                                                              Ratings:
                                                              Moody's/                      Market
                                                             S&P/Fitch     Principal         Value
                                                           (Unaudited)        Amount    See Note 1
--------------------------------------------------------------------------------------------------
 New York Continued
 NYC IDA Civic Facility RB, USTA National Tennis
 Center Project, FSA Insured, 6.375%, 11/15/14             Aaa/AAA/AAA   $ 1,500,000   $ 1,678,275
--------------------------------------------------------------------------------------------------
 NYC IDA Civic Facility RB, YMCA Greater NY
 Project, 5.80%, 8/1/16                                    Baa1/NR/BBB     2,470,000     2,531,873
--------------------------------------------------------------------------------------------------
 NYC IDA RRB, Brooklyn Navy Yard Cogen Partners,
 5.75%, 10/1/36                                              Baa3/BBB-     3,500,000     3,494,715
--------------------------------------------------------------------------------------------------
 NYC IDA RRB, Brooklyn Navy Yard Cogen Partners,
 6.20%, 10/1/22                                              Baa3/BBB-     5,000,000     5,329,300
--------------------------------------------------------------------------------------------------
 NYC IDA SPF RB, Northwest Airlines, Inc., 6%, 6/1/27           Ba2/BB    13,250,000     9,789,232
--------------------------------------------------------------------------------------------------
 NYC IDA SPF RB, United Air Lines, Inc. Project,
 5.65%, 10/1/32                                                 B2/BB-     2,335,000     1,674,895
--------------------------------------------------------------------------------------------------
 NYC IDAU RB, Visy Paper, Inc. Project, 7.80%, 1/1/16            NR/NR     6,800,000     7,185,152
--------------------------------------------------------------------------------------------------
 NYC IDAU RB, Visy Paper, Inc. Project, 7.95%, 1/1/28            NR/NR    13,500,000    14,261,535
--------------------------------------------------------------------------------------------------
 NYC IDAU SPF RB, Terminal One Group Assn.
 Project, 6%, 1/1/15                                          A3/A-/A-     6,000,000     6,053,040
--------------------------------------------------------------------------------------------------
 NYC IDAU SPF RB, Terminal One Group Assn.
 Project, 6.125%, 1/1/24                                      A3/A-/A-     3,000,000     3,040,500
--------------------------------------------------------------------------------------------------
 NYC MWFAU & Sewer System CAP RRB, Series D,
 Zero Coupon, 5.43%, 6/15/18(1)                              Aa2/AA/AA     2,500,000     1,073,050
--------------------------------------------------------------------------------------------------
 NYC MWFAU & Sewer System CAP RRB, Series D,
 Zero Coupon, 5.52%, 6/15/20(1)                              Aa2/AA/AA     5,000,000     1,901,000
--------------------------------------------------------------------------------------------------
 NYC MWFAU WSS RB, Series A, 5%, 6/15/32                     Aa2/AA/AA     3,000,000     2,921,700
--------------------------------------------------------------------------------------------------
 NYC MWFAU WSS RRB, 5.50%, 6/15/33                           Aa2/AA/AA     8,000,000     8,257,520
--------------------------------------------------------------------------------------------------
 NYC Transitional FAU RRB, Future Tax Secured,
 Series C, 5.50%, 11/1/29                                  Aa2/AA+/AA+     3,000,000     3,105,810
--------------------------------------------------------------------------------------------------
 NYS DA RB, CUS, Consolidated Fourth
 Generation, Series A, FGIC Insured, 5.25%, 7/1/30         Aaa/AAA/AAA     5,000,000     5,053,800
--------------------------------------------------------------------------------------------------
 NYS DA RB, Ithaca College, AMBAC Insured,
 5.25%, 7/1/26                                                 Aaa/AAA     5,750,000     5,802,382
--------------------------------------------------------------------------------------------------
 NYS DA RB, Judicial Facilities Lease, Escrowed to
 Maturity, BIG Insured, 7.375%, 7/1/16                         Aaa/AAA       240,000       300,499
--------------------------------------------------------------------------------------------------
 NYS DA RB, Judicial Facilities Lease, Escrowed to
 Maturity, MBIA Insured, 7.375%, 7/1/16                        Aaa/AAA     2,220,000     2,789,541
--------------------------------------------------------------------------------------------------
 NYS DA RB, Pooled Capital Program, Partially
 Prerefunded, FGIC Insured, 7.80%, 12/1/05                 Aaa/AAA/AAA       650,000       659,132
--------------------------------------------------------------------------------------------------
 NYS DA RRB, CUS, Consolidated-1, FSA Insured,
 5.375%, 7/1/24                                            Aaa/AAA/AAA    19,500,000    19,915,350
--------------------------------------------------------------------------------------------------
 NYS DA RRB, CUS, Second Series A, 5.75%, 7/1/18                A3/AA-     6,750,000     7,527,600
--------------------------------------------------------------------------------------------------
 NYS DA RRB, CUS, Series B, 6%, 7/1/14                          A3/AA-     8,875,000    10,207,137
--------------------------------------------------------------------------------------------------
 NYS DA RRB, Lenox Hill Hospital Obligation
 Group, 5.50%, 7/1/30                                         A3/NR/A-     1,500,000     1,526,070
--------------------------------------------------------------------------------------------------
 NYS DA RRB, Mount Sinai Health,
 Series A, 6.50%, 7/1/25                                      Baa2/BBB    10,000,000    10,810,400

13 | OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS   Continued

                                                              Ratings:
                                                              Moody's/                      Market
                                                             S&P/Fitch     Principal         Value
                                                           (Unaudited)        Amount    See Note 1
--------------------------------------------------------------------------------------------------
 New York Continued
 NYS DA RRB, St. Joseph's Hospital Health Center,
 MBIA Insured, 5.25%, 7/1/18                                   Aaa/AAA   $ 5,035,000   $ 5,142,296
--------------------------------------------------------------------------------------------------
 NYS DA RRB, St. Vincent's Hospital, 7.375%, 8/1/11            Aa2/AAA       105,000       107,521
--------------------------------------------------------------------------------------------------
 NYS DA RRB, SUEFS, Series A, 5.25%, 5/15/15                A3/AA-/AA-    23,090,000    24,924,500
--------------------------------------------------------------------------------------------------
 NYS DA RRB, SUEFS, Series A, 5.25%, 5/15/21                A3/AA-/AA-     5,010,000     5,213,105
--------------------------------------------------------------------------------------------------
 NYS DA RRB, Upstate Community College,
 Series A, MBIA-IBC Insured, 5%, 7/1/28                    Aaa/AAA/AAA     5,000,000     4,912,700
--------------------------------------------------------------------------------------------------
 NYS DA SPO Bonds, CUS, Series E, FSA Insured,
 5.75%, 7/1/11                                                 Aaa/AAA     5,955,000     6,751,124
--------------------------------------------------------------------------------------------------
 NYS EFCPC RB, State Water Revolving Fund,
 Series A, 6.60%, 9/15/12                                   Aaa/AAA/AA       250,000       264,982
--------------------------------------------------------------------------------------------------
 NYS EFCPC RB, State Water Revolving Fund,
 Series C, 7.20%, 3/15/11                                       Aa2/A+       350,000       354,907
--------------------------------------------------------------------------------------------------
 NYS ERDAUEF RB, L.I. Lighting Co., Prerefunded,
 Series C, 6.90%, 8/1/22                                       Baa3/A-    10,200,000    10,977,546
--------------------------------------------------------------------------------------------------
 NYS ERDAUEF RB, Unrefunded Balance,
 Series A, 7.15%, 12/1/20                                       Baa3/A     1,990,000     2,080,386
--------------------------------------------------------------------------------------------------
 NYS ERDAUGF RB, Brooklyn Union Gas Co.,
 Series B, Inverse Floater, 11.08%, 7/1/26(3)                    A2/A+     6,000,000     7,372,500
--------------------------------------------------------------------------------------------------
 NYS ERDAUGF RB, Brooklyn Union Gas Co.,
 Series D, MBIA Insured, Inverse Floater, 8.46%, 7/8/26(3)     Aaa/AAA     3,000,000     3,082,500
--------------------------------------------------------------------------------------------------
 NYS ERDAUPC RB, NYS Electric & Gas Project,
 Series A, MBIA Insured, 6.15%, 7/1/26                         Aaa/AAA     4,000,000     4,224,440
--------------------------------------------------------------------------------------------------
 NYS GORB, 9.875%, 11/15/05                                   A2/AA/AA       400,000       501,224
--------------------------------------------------------------------------------------------------
 NYS HFA RB, 9.902%, 11/1/15(5,6)                                NR/NR     6,085,000     6,952,295
--------------------------------------------------------------------------------------------------
 NYS HFA RB, MH Secured Mtg. Program-A,
 7.05%, 8/15/24                                                 Aa1/NR       350,000       362,534
--------------------------------------------------------------------------------------------------
 NYS HFA RB, Unrefunded Balance, 8%, 11/1/08                      A3/A       150,000       153,666
--------------------------------------------------------------------------------------------------
 NYS HFA RRB, State University Construction,
 Escrowed to Maturity, Series A, 7.90%, 11/1/06                Aaa/AAA     1,750,000     2,006,568
--------------------------------------------------------------------------------------------------
 NYS HFASC RB, Series A, 6%, 3/15/26                            A3/AA-    10,000,000    10,662,600
--------------------------------------------------------------------------------------------------
 NYS LGAC RRB, Series E, 5%, 4/1/21                         A3/AA-/AA-       500,000       504,665
--------------------------------------------------------------------------------------------------
 NYS MAG RB, Homeowner Mtg.,
 Series 69, 5.50%, 10/1/28                                      Aa1/NR     6,325,000     6,414,056

14 | OPPENHEIMER NEW YORK MUNICIPAL FUND

                                                              Ratings:
                                                              Moody's/                      Market
                                                             S&P/Fitch     Principal         Value
                                                           (Unaudited)        Amount    See Note 1
--------------------------------------------------------------------------------------------------
 New York Continued
 NYS MAG RB, Homeowner Mtg.,
 Series 71, 5.40%, 4/1/29                                       Aa1/NR   $13,900,000   $14,057,348
--------------------------------------------------------------------------------------------------
 NYS MAG RB, Inverse Floater, 8.27%, 10/1/24(3)                 Aaa/NR    10,000,000    10,139,500
--------------------------------------------------------------------------------------------------
 NYS MAG RB, Series 40-B, 6.40%, 10/1/12                        Aa1/NR       500,000       524,125
--------------------------------------------------------------------------------------------------
 NYS MCFFA RB, Long-Term Health Care,
 Series C, FSA Insured, 6.40%, 11/1/14                         Aaa/AAA     2,800,000     2,917,880
--------------------------------------------------------------------------------------------------
 NYS MCFFA RB, MHESF, Prerefunded,
 Series A, FGIC Insured, 6.375%, 8/15/17                   Aaa/AAA/AAA        80,000        82,906
--------------------------------------------------------------------------------------------------
 NYS MCFFA RB, Prerefunded,
 Series D, 6.45%, 2/15/09                                       NR/AAA       310,000       333,204
--------------------------------------------------------------------------------------------------
 NYS MCFFA RRB, MHESF, Unrefunded Balance,
 Series A, 8.875%, 8/15/07                                      A3/AA-        55,000        56,689
--------------------------------------------------------------------------------------------------
 NYS MTAU RB, Transportation Facilities Service
 Contracts, Series 3, 7.375%, 7/1/08                            A3/AA-       250,000       287,955
--------------------------------------------------------------------------------------------------
 NYS TBTAU GP RB, Series X, 6%, 1/1/14                          Aa3/A+    14,510,000    14,629,708
--------------------------------------------------------------------------------------------------
 NYS TBTAU GP RRB, Series Y, 5.50%, 1/1/17                      Aa3/A+    15,000,000    16,338,150
--------------------------------------------------------------------------------------------------
 NYS UDC CAP RRB, Correctional,
 FSA Insured, 5.25%, 1/1/21                                    Aaa/AAA     1,000,000     1,007,690
--------------------------------------------------------------------------------------------------
 Onondaga Cnty., NY IDA SWD Facility RRB,
 Solvay Paperboard LLC Project, 6.80%, 11/1/14                   NR/NR     2,500,000     2,595,825
--------------------------------------------------------------------------------------------------
 Onondaga Cnty., NY IDA SWD Facility RRB,
 Solvay Paperboard LLC Project, 7%, 11/1/30                      NR/NR    16,300,000    17,067,893
--------------------------------------------------------------------------------------------------
 Onondaga Cnty., NY RR Agency RB,
 RR Facilities Project, 7%, 5/1/15                             Baa1/NR    16,500,000    16,976,685
--------------------------------------------------------------------------------------------------
 PAUNYNJ Consolidated RRB, 78th
 Series, 6.50%, 4/15/11                                     A1/AA-/AA-       250,000       255,263
--------------------------------------------------------------------------------------------------
 PAUNYNJ RB, Series 124, 5%, 8/1/31                         A1/AA-/AA-     3,025,000     2,810,497
--------------------------------------------------------------------------------------------------
 PAUNYNJ SPO RRB, KIAC-4 Project,
 Fifth Installment, 6.75%, 10/1/19                               NR/NR    12,600,000    13,017,942
--------------------------------------------------------------------------------------------------
 Suffolk Cnty., NY IDA RRB, Nissequogue
 Cogen Partners Facility, 5.50%, 1/1/23                          NR/NR     3,500,000     3,175,970
--------------------------------------------------------------------------------------------------
 TSASC, Inc., NY RB, Series 1, 6.25%, 7/15/34                 Aa2/A/A+    14,750,000    15,874,098
                                                                                      ------------
                                                                                       471,067,067

15 | OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS   Continued

                                                              Ratings:
                                                              Moody's/                      Market
                                                             S&P/Fitch     Principal         Value
                                                           (Unaudited)        Amount    See Note 1
--------------------------------------------------------------------------------------------------
 U.S. Possessions--18.4%
 Guam PAU RRB, Series A, MBIA-IBC Insured,
 5.125%, 10/1/29                                           Aaa/AAA/AAA   $ 7,750,000   $ 7,811,690
--------------------------------------------------------------------------------------------------
 Guam PAU RRB, Series A, MBIA-IBC Insured,
 5.25%, 10/1/34                                            Aaa/AAA/AAA    10,000,000    10,167,200
--------------------------------------------------------------------------------------------------
 PR CMWLTH Aqueduct & Sewer Authority RB,
 Escrowed to Maturity, 10.25%, 7/1/09                          Aaa/AAA     1,150,000     1,469,631
--------------------------------------------------------------------------------------------------
 PR CMWLTH HTAU RB, Prerefunded,
 Series S, 6.50%, 7/1/22                                        NR/AAA     7,000,000     7,338,240
--------------------------------------------------------------------------------------------------
 PR CMWLTH HTAU RB, Series W,
 Inverse Floater, 8.03%, 7/1/10(3)                              Baa1/A     9,000,000     9,720,000
--------------------------------------------------------------------------------------------------
 PR CMWLTH Infrastructure FAU RRB,
 Unrefunded Balance, Series A, 7.75%, 7/1/08                 Baa1/BBB+     1,355,000     1,374,648
--------------------------------------------------------------------------------------------------
 PR CMWLTH Infrastructure FAU Special RRB,
 Unrefunded Balance, Series A, 7.90%, 7/1/07                 Baa1/BBB+        95,000        96,330
--------------------------------------------------------------------------------------------------
 PR CMWLTH REF GOUN, Series 312, FSA Insured,
 9.232%, 7/1/20(5,6)                                            Aaa/NR    19,000,000    20,591,250
--------------------------------------------------------------------------------------------------
 PR EPAU CAP RRB, Series N, MBIA Insured,
 Zero Coupon, 5.69%, 7/1/17(1)                                 Aaa/AAA    24,000,000    11,243,760
--------------------------------------------------------------------------------------------------
 PR Housing Bank & Finance Agency SFM RB,
 Homeownership-Fourth Portfolio,
 Escrowed to Maturity, 8.50%, 12/1/18                           Aaa/NR     1,580,000     1,662,839
--------------------------------------------------------------------------------------------------
 PR Industrial, Medical & Environmental PC
 Facilities FAU RRB, Special Facilities-American
 Airlines, Series A, 6.45%, 12/1/25                             Ba2/BB     1,285,000     1,094,936
--------------------------------------------------------------------------------------------------
 PR Industrial, Tourist, Educational, Medical &
 Environmental Control Facilities RB, Cogen
 Facilities AES Puerto Rico Project, 6.625%, 6/1/26        Baa2/NR/BBB    11,025,000    12,043,049
--------------------------------------------------------------------------------------------------
 PR POAU RB, American Airlines SPF Project,
 Series A, 6.25%, 6/1/26                                        Ba2/BB     8,000,000     6,560,160
--------------------------------------------------------------------------------------------------
 PR Telephone Authority RB, Prerefunded,
 MBIA Insured, Inverse Floater, 8.49%, 1/16/15(3)              Aaa/AAA    10,000,000    11,037,500
--------------------------------------------------------------------------------------------------
 Virgin Islands PFAU RB, Series A, 6.375%, 10/1/19             NR/BBB-     4,970,000     5,352,839
                                                                                      ------------
                                                                                       107,564,072
                                                                                      ------------
 Total Municipal Bonds and Notes (Cost $542,456,082)                                   578,631,139

==================================================================================================
 Short-Term Tax-Exempt Obligations--0.0%
 NYS HFA RB, East 39th Street Housing,
 Series A, 2.15%, 10/1/016 (Cost $300,000)                                   300,000       300,000
--------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $542,756,082)                                98.9%  578,931,139
--------------------------------------------------------------------------------------------------
 Other Assets Net of Liabilities                                                 1.1     6,207,036
                                                                         -------------------------
 Net Assets                                                                    100.0% $585,138,175
                                                                         =========================

16 | OPPENHEIMER NEW YORK MUNICIPAL FUND

Footnotes to Statement of Investments

To simplify the listings of securities, abbreviations are used per the table below:

CAP             Capital Appreciation                     MAG            Mortgage Agency
CMWLTH          Commonwealth                             MCFFA          Medical Care Facilities Finance Agency
COP             Certificates of  Participation           MH             Multifamily Housing
CUS             City University System                   MHESF          Mental Health Services Facilities
DA              Dormitory Authority                      MTAU           Metropolitan Transportation Authority
EFCPC           Environmental Facilities Corp.           MWFAU          Municipal Water Finance Authority
                Pollution Control                        NYC            New York City
EPAU            Electric Power Authority                 NYS            New York State
ERDAUEF         Energy Research & Development            PAUNYNJ        Port Authority of New York & New Jersey
                Authority Electric Facilities            PAU            Power Authority
ERDAUGF         Energy Research & Development            PC             Pollution Control
                Authority Gas Facilities                 PFAU           Public Finance Authority
ERDAUPC         Energy Research & Development            POAU           Port Authority
                Authority Pollution Control              RB             Revenue Bonds
FAU             Finance Authority                        REF            Refunding
GP              General Purpose                          RR             Resource Recovery
GOB             General Obligation Bonds                 RRB            Revenue Refunding Bonds
GORB            General Obligation Refunding Bonds       SDI            School District
GOUN            General Obligation Unlimited Notes       SFM            Single Family Mortgage
HDC             Housing Development Corp.                SPF            Special Facilities
HFA             Housing Finance Agency                   SPO            Special Obligations
HFASC           Housing Finance Agency Service Contract  SUEFS          State University Educational Facilities System
HTAU            Highway & Transportation Authority       SWD            Solid Waste Disposal
IDA             Industrial Development Agency            TBTAU          Triborough Bridge & Tunnel Authority
IDAU            Industrial Development Authority         UDC            Urban Development Corp.
LGAC            Local Government Assistance Corp.        WSS            Water & Sewer System
L.I.            Long Island

1. Zero-coupon bond reflects the effective yield on the date of purchase.
2. Securities with an aggregate market value of $1,394,520 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
3. Represents the current interest rate for a variable rate bond known as an "inverse floater." See Note 1 of Notes to Financial Statements.
4. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.
5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $27,543,545 or 4.71% of the Fund's net assets as of September 30, 2001.
6. Represents the current interest rate for a variable or increasing rate security.

As of September 30, 2001, securities subject to the alternative minimum tax amount to $174,471,825 or 29.82% of the Fund's net assets.

17 | OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued

Footnotes to Statement of Investments Continued

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

 Industry                                              Market Value         Percent
-------------------------------------------------------------------------------------
 Higher Education                                      $ 92,973,399             16.1%
 Electric Utilities                                      80,279,843             13.9
 General Obligation                                      67,616,057             11.7
 Highways                                                48,026,098              8.3
 Manufacturing, Non-Durable Goods                        41,110,405              7.1
 Hospital/Healthcare                                     33,806,120              5.8
 Single Family Housing                                   32,797,868              5.7
 Marine/Aviation Facilities                              31,278,523              5.4
 Multifamily Housing                                     22,882,949              3.9
 Pollution Control                                       20,364,872              3.5
 Special Assessment                                      18,979,908              3.3
 Resource Recovery                                       18,516,690              3.2
 Water Utilities                                         14,508,177              2.5
 Municipal Leases                                        12,442,826              2.1
 Telephone Utilities                                     11,037,500              1.9
 Not-for-Profit Organization                              8,286,763              1.4
 Adult Living Facilities                                  7,587,545              1.3
 Gas Utilities                                            7,372,500              1.3
 Sales Tax                                                7,328,482              1.3
 Sewer Utilities                                          1,734,614              0.3
--------------------------------------------------------------------------------------
 Total                                                 $578,931,139            100.0%
                                                       ==============================

See accompanying Notes to Financial Statements.

18 | OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2001

==================================================================================
 Assets

 Investments, at value (cost $542,756,082)
 --see accompanying statement                                         $578,931,139
----------------------------------------------------------------------------------
 Cash                                                                      175,086
----------------------------------------------------------------------------------
 Receivables and other assets:
 Interest                                                                9,463,778
 Shares of beneficial interest sold                                        217,346
 Other                                                                       3,772
                                                                      ------------
 Total assets                                                          588,791,121

==================================================================================
 Liabilities

 Payables and other liabilities:
 Dividends                                                               1,670,974
 Shares of beneficial interest redeemed                                  1,360,343
 Distribution and service plan fees                                        350,965
 Trustees' compensation                                                    126,382
 Shareholder reports                                                        46,132
 Daily variation on futures contracts                                       17,719
 Transfer and shareholder servicing agent fees                                 121
 Other                                                                      80,310
                                                                      ------------
 Total liabilities                                                       3,652,946

==================================================================================
 Net Assets                                                           $585,138,175
                                                                      ============

==================================================================================
 Composition of Net Assets

 Paid-in capital                                                      $562,489,926
----------------------------------------------------------------------------------
 Undistributed (overdistributed) net investment income                     220,542
----------------------------------------------------------------------------------
 Accumulated net realized gain (loss) on investment transactions       (13,944,787)
----------------------------------------------------------------------------------
 Net unrealized appreciation (depreciation) on investments              36,372,494
                                                                      ------------
 Net Assets                                                           $585,138,175
                                                                      ============

==================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of $530,464,371 and 41,852,183 shares of beneficial interest
 outstanding)                                                               $12.67
 Maximum offering price per share (net asset value plus sales charge
 of 4.75% of offering price)                                                $13.30
----------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $46,422,398 and 3,661,565 shares of beneficial interest
 outstanding)                                                               $12.68
----------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,251,406 and 650,876 shares of beneficial interest
 outstanding)                                                               $12.68

See accompanying Notes to Financial Statements.

19 | OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2001

==================================================================================
 Investment Income

 Interest                                                              $35,734,614

==================================================================================
 Expenses

 Management fees                                                         3,114,056
----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                 1,236,382
 Class B                                                                   480,893
 Class C                                                                    69,680
----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                             293,564
----------------------------------------------------------------------------------
 Shareholder reports                                                        56,919
----------------------------------------------------------------------------------
 Custodian fees and expenses                                                47,260
----------------------------------------------------------------------------------
 Other                                                                      40,885
                                                                       -----------
 Total expenses                                                          5,339,639
 Less reduction to custodian expenses                                      (19,536)
                                                                       -----------
 Net expenses                                                            5,320,103

==================================================================================
 Net Investment Income                                                  30,414,511

==================================================================================
 Realized and Unrealized Gain (Loss)

 Net realized gain (loss) on:
 Investments                                                            (1,104,007)
 Closing of futures contracts                                                9,137
                                                                       -----------
 Net realized gain (loss)                                               (1,094,870)

----------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on investments    24,433,244
                                                                       -----------
 Net realized and unrealized gain (loss)                                23,338,374

==================================================================================
 Net Increase in Net Assets Resulting from Operations                  $53,752,885
                                                                       ===========

 See accompanying Notes to Financial Statements.

20 | OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended September 30,                                      2001           2000
==================================================================================
 Operations

 Net investment income (loss)                          $ 30,414,511   $ 31,983,346
----------------------------------------------------------------------------------
 Net realized gain (loss)                                (1,094,870)   (12,875,486)
----------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)    24,433,244      5,549,463
                                                       ---------------------------
 Net increase (decrease) in net assets resulting
 from operations                                         53,752,885     24,657,323

==================================================================================
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                (27,229,112)   (28,683,339)
 Class B                                                 (2,104,850)    (2,761,971)
 Class C                                                   (304,545)      (280,505)
----------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                         --        (26,446)
 Class B                                                         --         (3,232)
 Class C                                                         --           (311)

==================================================================================
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting
 from beneficial interest transactions:
 Class A                                                   (645,404)   (60,001,374)
 Class B                                                 (5,275,052)   (27,798,244)
 Class C                                                  2,030,767       (418,897)

==================================================================================
 Net Assets

 Total increase (decrease)                               20,224,689    (95,316,996)
----------------------------------------------------------------------------------
 Beginning of period                                    564,913,486    660,230,482
                                                       ---------------------------
 End of period [including undistributed
 (overdistributed) net investment income of
 $220,542 and $(556,606), respectively]                $585,138,175   $564,913,486
                                                       ===========================

See accompanying Notes to Financial Statements.

21 | OPPENHEIMER NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

 Class A    Year Ended September 30,                     2001            2000            1999            1998            1997
=============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                  $12.15          $12.24          $13.17          $12.79          $12.41
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .67             .64             .64             .64             .69
 Net realized and unrealized gain (loss)                  .50            (.09)           (.94)            .40             .37
                                                       ----------------------------------------------------------------------
 Total income (loss) from
 investment operations                                   1.17             .55            (.30)           1.04            1.06
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.65)           (.64)           (.63)           (.66)           (.68)
 Distributions from net realized gain                      --              --(1)           --              --              --
                                                       ----------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.65)           (.64)           (.63)           (.66)           (.68)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $12.67          $12.15          $12.24          $13.17          $12.79
                                                       ======================================================================

=============================================================================================================================
 Total Return, at Net Asset Value(2)                     9.77%           4.78%          (2.36)%          8.36%           8.78%

=============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)            $530,464        $509,288        $575,254        $609,183        $634,789
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $526,333        $529,839        $603,604        $621,555        $652,048
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                   5.30%           5.45%           5.04%           4.96%           5.49%
 Expenses                                                0.84%           0.89%           0.88%           0.87%(4)        0.86%(4)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   10%             26%             18%             25%             21%

1. Less than $0.005 per share.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

22 | OPPENHEIMER NEW YORK MUNICIPAL FUND

 Class B    Year Ended September 30,                     2001            2000            1999            1998            1997
=============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                  $12.16          $12.25          $13.18          $12.79          $12.41
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .56             .53             .54             .55             .59
 Net realized and unrealized gain (loss)                  .51            (.07)           (.94)            .41             .38
                                                       ----------------------------------------------------------------------
 Total income (loss) from
 investment operations                                   1.07             .46            (.40)            .96             .97
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.55)           (.55)           (.53)           (.57)           (.59)
 Distributions from net realized gain                      --              --(1)           --              --              --
                                                       ----------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.55)           (.55)           (.53)           (.57)           (.59)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $12.68          $12.16          $12.25          $13.18          $12.79
                                                       ======================================================================

=============================================================================================================================
 Total Return, at Net Asset Value(2)                     8.94%           3.98%          (3.11)%          7.62%           7.97%

=============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)             $46,422         $49,671         $78,526        $107,021        $106,459
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $48,115         $60,299         $98,597        $106,130        $104,183
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                   4.53%           4.68%           4.25%           4.21%           4.72%
 Expenses                                                1.61%           1.67%           1.65%           1.63%(4)        1.63%(4)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   10%             26%             18%             25%             21%

1. Less than $0.005 per share.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

24 | OPPENHEIMER NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued

 Class C    Year Ended September 30,                     2001            2000            1999            1998            1997
=============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                  $12.15          $12.24          $13.17          $12.79          $12.41
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .56             .56             .56             .47             .57
 Net realized and unrealized gain (loss)                  .52            (.10)           (.96)            .48             .39
                                                       ----------------------------------------------------------------------
 Total income (loss) from
 investment operations                                   1.08             .46            (.40)            .95             .96
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.55)           (.55)           (.53)           (.57)           (.58)
 Distributions from net realized gain                      --              --(1)           --              --              --
                                                       ----------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.55)           (.55)           (.53)           (.57)           (.58)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $12.68          $12.15          $12.24          $13.17          $12.79
                                                       ======================================================================

=============================================================================================================================
 Total Return, at Net Asset Value(2)                     9.03%           3.97%          (3.11)%          7.54%           7.95%

=============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)              $8,251          $5,954          $6,450          $6,168          $4,749
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $6,979          $6,121          $6,622          $5,420          $3,798
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                   4.51%           4.68%           4.26%           4.30%           4.67%
 Expenses                                                1.61%           1.66%           1.65%           1.63%(4)        1.63%(4)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   10%             26%             18%             25%             21%

1. Less than $0.005 per share.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

24 | OPPENHEIMER NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer New York Municipal Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is to seek the maximum current income exempt from federal, New York State and New York City income taxes for individual investors consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund intends to invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $78,066,062 as of September 30, 2001. Including the effect of leverage, inverse floaters represent 13.25% of the Fund's total assets as of September 30, 2001.

25 | OPPENHEIMER NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of September 30, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

                  Expiring
                  --------------------------------------
                      2008                    $  225,130
                      2009                     7,849,365
                                              ----------
                     Total                    $8,074,495
                                              ==========

As of September 30, 2001, the Fund had approximately $523,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2010.
--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 2001, the Fund's projected benefit obligations were decreased by $43,333 and payments of $12,705 were made to retired trustees, resulting in an accumulated liability of $116,609 as of September 30, 2001.
   The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

26 | OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2001, amounts have been reclassified to reflect a decrease in paid-in capital of $828, an increase in undistributed net investment income of $1,144, and an increase in accumulated net realized loss on investments of $316. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Investment Income. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

27 | OPPENHEIMER NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                            Year Ended  September 30, 2001     Year Ended September 30, 2000
                                Shares              Amount         Shares             Amount
--------------------------------------------------------------------------------------------
 Class A
 Sold                        5,312,385        $ 66,617,258      4,799,165      $  57,489,455
 Dividends and/or
 distributions reinvested    1,412,094          17,725,446      1,584,670         19,000,614
 Redeemed                   (6,776,133)        (84,988,108)   (11,460,124)      (136,491,443)
                            ----------------------------------------------------------------
 Net increase (decrease)       (51,654)       $   (645,404)    (5,076,289)     $ (60,001,374)
                            ================================================================

--------------------------------------------------------------------------------------------
 Class B
 Sold                          909,671        $ 11,425,012        542,572      $   6,491,530
 Dividends and/or
 distributions reinvested      107,029           1,343,416        148,473          1,780,397
 Redeemed                   (1,441,180)        (18,043,480)    (3,017,091)       (36,070,171)
                            ----------------------------------------------------------------
 Net increase (decrease)      (424,480)       $ (5,275,052)    (2,326,046)     $ (27,798,244)
                            ================================================================

--------------------------------------------------------------------------------------------
 Class C
 Sold                          255,501        $  3,210,842        312,646      $   3,730,882
 Dividends and/or
 distributions reinvested       15,294             192,258         16,775            201,113
 Redeemed                     (109,732)         (1,372,333)      (366,423)        (4,350,892)
                            ----------------------------------------------------------------
 Net increase (decrease)       161,063        $  2,030,767        (37,002)     $    (418,897)
                            ================================================================

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2001, were $57,105,647 and $59,800,594, respectively.

As of September 30, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $547,905,679 was:

          Gross unrealized appreciation                $ 43,554,213
          Gross unrealized depreciation                 (12,528,753)
                                                       ------------
          Net unrealized appreciation (depreciation)   $ 31,025,460
                                                       ============

28 | OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion. The Fund's management fee for the year ended September
30, 2001, was an annualized rate of 0.54%.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       Aggregate       Class A  Commissions    Commissions    Commissions
                       Front-End     Front-End   on Class A     on Class B     on Class C
                   Sales Charges Sales Charges       Shares         Shares         Shares
                      on Class A   Retained by  Advanced by    Advanced by    Advanced by
Year Ended               Shares    Distributor  Distributor(1) Distributor(1) Distributor(1)
-----------------------------------------------------------------------------------------
September 30, 2001      $486,206      $102,243      $23,462       $320,311        $27,439

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                            Class A                 Class B                 Class C
                Contingent Deferred     Contingent Deferred     Contingent Deferred
                      Sales Charges           Sales Charges           Sales Charges
Year Ended  Retained by Distributor Retained by Distributor Retained by Distributor
-----------------------------------------------------------------------------------
September 30, 2001             $311                 $88,638                  $1,674

   The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

29 | OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates Continued
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the year ended September 30, 2001, payments under the Class A plan totaled $1,236,382, all of which were paid by the Distributor to recipients, and included $20,246 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
   The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
   The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended September 30, 2001, were as follows:

                                                                     Distributor's
                                                      Distributor's      Aggregate
                                                          Aggregate   Unreimbursed
                                                       Unreimbursed  Expenses as %
                     Total Payments  Amount Retained       Expenses  of Net Assets
                         Under Plan   by Distributor     Under Plan       of Class
-----------------------------------------------------------------------------------
Class B Plan               $480,893         $374,384     $1,585,286           3.41%
Class C Plan                 69,680           17,585        128,129           1.55

30 | OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
   The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
   Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
   Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of September 30, 2001, the Fund had outstanding futures contracts as follows:

                                                                         Unrealized
                            Expiration     Number of Valuation as of   Appreciation
Contract Description             Date      Contracts  Sept. 30, 2001 (Depreciation)
-----------------------------------------------------------------------------------
Contracts to Purchase
U.S. Treasury Nts., 5 yr.     12/19/01            81      $8,763,188       $197,437

31 | OPPENHEIMER NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
6. Illiquid Securities
As of September 30, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of September 30, 2001, was $9,117,812, which represents 1.56% of the Fund's net assets.
--------------------------------------------------------------------------------
7. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
   The Fund had no borrowings outstanding during the year ended or at September 30, 2001.

32 | OPPENHEIMER NEW YORK MUNICIPAL FUND

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of
Oppenheimer New York Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer New York Municipal Fund, including the statement of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
   Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer New York Municipal Fund as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Denver, Colorado
October 19, 2001

33 | OPPENHEIMER NEW YORK MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

================================================================================
In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
   None of the dividends paid by the Fund during the year ended September 30, 2001, are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

34 | OPPENHEIMER NEW YORK MUNICIPAL FUND

OPPENHEIMER NEW YORK MUNICIPAL FUND

==================================================================================
 Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                          Donald W. Spiro, Vice Chairman of the Board of Trustees
                          John V. Murphy, Trustee and President
                          Robert G. Galli, Trustee
                          Phillip A. Griffiths, Trustee
                          Benjamin Lipstein, Trustee
                          Elizabeth B. Moynihan, Trustee
                          Kenneth A. Randall, Trustee
                          Edward V. Regan, Trustee
                          Russell S. Reynolds, Jr., Trustee
                          Clayton K. Yeutter, Trustee
                          Merrell Hora, Vice President
                          Jerry Webman, Vice President
                          Robert G. Zack, Secretary
                          Brian W. Wixted, Treasurer
                          Robert J. Bishop, Assistant Treasurer
                          Scott T. Farrar, Assistant Treasurer

==================================================================================
 Investment Advisor       OppenheimerFunds, Inc.

==================================================================================
 Distributor              OppenheimerFunds Distributor, Inc.

==================================================================================
 Transfer and Shareholder OppenheimerFunds Services
 Servicing Agent

==================================================================================
 Custodian of             Citibank, N.A.
 Portfolio Securities

==================================================================================
 Independent Auditors     KPMG LLP

==================================================================================
 Legal Counsel            Mayer, Brown & Platt

                          Oppenheimer funds are distributed by OppenheimerFunds
                          Distributor, Inc., 498 Seventh Avenue, New York, NY 10018.

                          (C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

35 | OPPENHEIMER NEW YORK MUNICIPAL FUND

OPPENHEIMERFUNDS FAMILY

Global Equity          Developing Markets Fund                 Global Fund
                       International Small Company Fund        Quest Global Value Fund
                       Europe Fund                             Global Growth & Income Fund
                       International Growth Fund
======================================================================================================
Equity                 Stock                                   Stock & Bond
                       Emerging Technologies Fund              Quest Opportunity Value Fund
                       Emerging Growth Fund                    Total Return Fund
                       Enterprise Fund                         Quest Balanced Value Fund
                       Discovery Fund                          Capital Income Fund
                       Main Street(R)Small Cap Fund            Multiple Strategies Fund
                       Small Cap Value Fund                    Disciplined Allocation Fund
                       MidCap Fund                             Convertible Securities Fund
                       Main Street(R)Opportunity Fund          Specialty
                       Growth Fund                             Real Asset Fund(R)
                       Capital Appreciation Fund               Gold & Special Minerals Fund
                       Main Street(R)Growth & Income Fund
                       Value Fund
                       Quest Capital Value Fund
                       Trinity Large Cap Growth Fund(1)
                       Trinity Core Fund
                       Trinity Value Fund
======================================================================================================
Income                 Taxable                                 Municipal
                       International Bond Fund                 California Municipal Fund(4)
                       High Yield Fund                         New Jersey Municipal Fund(4)
                       Champion Income Fund                    New York Municipal Fund(4)
                       Strategic Income Fund                   Pennsylvania Municipal Fund(4)
                       Bond Fund                               Municipal Bond Fund
                       Senior Floating Rate Fund               Intermediate Municipal Fund
                       U.S. Government Trust
                       Limited-Term Government Fund
                       Capital Preservation Fund(2)
                       Rochester Division
                       Rochester National Municipals(3)
                       Rochester Fund Municipals
                       Limited Term New York Municipal Fund
======================================================================================================
Select Managers        Stock                                   Stock & Bond
                       Mercury Advisors Focus Growth Fund      QM Active Balanced Fund(2)
                       Gartmore Millennium Growth Fund II(5)
                       Jennison Growth Fund
                       Salomon Brothers Capital Fund
                       Mercury Advisors S&P 500(R)Index Fund(2)
======================================================================================================
Money Market(6)        Money Market Fund                       Cash Reserves

1. Oppenheimer Trinity Growth Fund was reorganized into Oppenheimer Large Cap Growth Fund and was renamed Oppenheimer Trinity Large Cap Growth Fund effective 10/12/01.
2. Available only through qualified retirement plans.
3. The Fund's name was changed from "Oppenheimer Florida Municipal Fund" on 10/1/01.
4. Available to investors only in certain states.
5. The Fund's name was changed from "Oppenheimer Select Managers Gartmore Millennium Growth Fund" on 5/11/01.
6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

For more complete information about any of the Oppenheimer funds, including charges, expenses and risks, ask for a prospectus from your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

36 | OPPENHEIMER NEW YORK MUNICIPAL FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.1 So call us today, or visit our website--we're here to help.

Internet
24-hr access to account information and transactions(2)
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink(2)
24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET  1.800.843.4461
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
eDocs Direct
Receive shareholder report and prospectus notifications for your funds via email. Sign up at www.oppenheimerfunds.com.
--------------------------------------------------------------------------------
Ticker Symbols
Class A: OPNYX          Class B: ONYBX          Class C: ONYCX

1. Automatic investment plans do not assure profit or protect against losses in declining markets.
2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


                                                      [logo] OppenheimerFunds(R)
                                                               Distributor, Inc.
RA0360.001.0901  November 29, 2001